                                                                   EXHIBIT 10.26




                     COMMON STOCK WARRANT PURCHASE AGREEMENT


        THIS COMMON STOCK WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 12th day of March, 1998 by and among FIRST VIRTUAL CORPORATION, a Delaware Company (the "Company") and Hambrecht & Quist Guaranty Finance, LLC., a California limited liability company ("H&QGF"). H&QGF shall be referred to herein as the "Investor." As used in this Agreement, the term "Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrant, as defined in Section 1.1 below, or upon exercise of the right to convert the Warrant, as provided under Section 7 of the Warrant (the "Conversion Right").

        The parties hereto agree as follows:

        Article 1.  Sale and Purchase of Warrant; Closing.

               1.1 Sale and Purchase of Warrant. The Company agrees to sell to the Investor and the Investor agrees to purchase from the Company for a purchase price of $1,250.00, a warrant in the form attached hereto as Exhibit A to purchase 125,000 shares of the Company's Common Stock (the "Common Stock") at an initial per share exercise price of $8.00 at any time on or before March 1, 2003. The warrant to be issued to H&QGF hereunder shall be referred to herein as the "Warrant".

               1.2 Closing. The issuance of the Warrant shall take place on the even date hereof, or on such other date as the parties shall mutually agree (the "Closing"). At the Closing, the Company shall cause to be delivered to the Investor the Warrant issued in the name of such Investor and Investor shall pay the Company $1,250.00.

        Article 2. Representations and Warranties of the Company. The Company hereby agrees and represents and warrants to the Investor as follows:

               2.1 Corporate Status. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite legal and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

               2.2 Capitalization. Immediately prior to the Closing, the authorized and outstanding capitalization of the Company will consist of that which is described on Schedule 1. Except as provided in Schedule 1, there are no outstanding rights, options, warrants or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement, and, to the best of its knowledge, there is no agreement or understanding between any other persons, which relates to the voting or giving of written consents with respect to any security or by a director of the Company.

               2.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby, including the authorization, issuance and delivery of the Warrant, the reservation of the Shares issuable upon the exercise thereof, and the grant of registration rights to the Investor, has been taken or will be taken prior to Closing. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Company. When executed and delivered, this Agreement will constitute a valid and binding obligation of the Company except as enforceability may be limited by the general laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

               2.4 Corporate Power. The Company has all requisite legal and corporate power and authority to enter into this Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrant and the Shares and to carry out and perform its obligations under the terms and conditions of this Agreement.

               2.5 Validity of Warrant. The Warrant to be issued and delivered pursuant to this Agreement shall constitute valid and binding obligations of the Company. The Shares have been duly and validly reserved, and when issued in accordance with the Warrant shall be duly authorized, validly issued, fully paid and free of any liens or encumbrances except for restrictions on transfer provided for under applicable federal and state securities laws. During the period within which the purchase rights represented by the Warrant may be exercised, the Company shall at all times have authorized, and reserved for issuance upon exercise of the Warrant or upon exercise of the Conversion Right, a sufficient number of shares of Common Stock to provide for the issuance of the Shares. The issuance of such Common Stock is not and will not be subject to any preemptive rights or rights of first refusal except such as have been effectively waived.

               2.6 Compliance with Other Instruments. The Company is not in violation of, conflict with or default under (i) any provision of its amended and restated certificate of incorporation or bylaws, or (ii) any contract, instrument, judgment, order, writ or decree to which it or any of its subsidiaries is a party or by which it or any of them is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries except as would not have a material adverse effect on the assets, condition, affairs or prospects of the Company and its subsidiaries taken as a whole, financial or otherwise (a "MAE"). The Execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, including the authorization, issuance and delivery of the Warrant, the reservation of the Shares issuable upon exercise thereof and the grant of registration rights to the Investor, will not, with or without the passage of time and giving of notice, result in any such violation, conflict or default, or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company or any of its subsidiaries which is reasonably likely to have a MAE.

        Article 3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company that:

               3.1 Authorization. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Investor. When executed and delivered, this Agreement will constitute the Investor's valid and legally binding obligation.

               3.2  Investment Representations.

               (a) The Investor understands that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of the Investor contained herein and that the Company's reliance on such exemption as predicated on the representations set forth in this Section 3.2.

               (b) The Investor is acquiring the Warrant and the Shares for investment purposes only, solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.

               (c) The Investor is a sophisticated investor experienced in venture capital investing and able to fend for itself. The Investor is able to bear the economic risk of the purchase of the Warrant and the Shares, including a complete loss of the Investor's investment. The Investor has been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as it has deemed necessary or desirable.

               (d) Investor understands that if the Company does not register the Shares with the Securities and Exchange Commission pursuant to
        Section 12 of the 1933 Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 ( the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to the Warrant, or (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. Investor also understands that any sale of the rights of the Investor to purchase Common Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

               (e) Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

               (f) Investor is a resident of the State of California.

        Article 4. Conditions of the Investor's Obligations at the Closing. The obligation of the Investor to purchase the Warrant is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of each of the following conditions:

               4.1 Representations and Warranties. The representations and warranties of the Company contained in Article 2 hereof shall be true and correct on and as of the Closing.

               4.2 Corporate Action. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been taken.

               4.3 Opinion of Counsel. There shall have been delivered to the Investor an opinion of the Company's counsel dated as of the date of the Closing in substantially the form attached hereto as Exhibit B.

               4.4 Delivery of Warrant. There shall have been delivered to the Investor the Warrant.

               4.5 Governmental Consents. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrant to the Investor pursuant to this Agreement, except post-sale filings which may be required under the Blue Sky laws of any applicable states (which the Company hereby agrees to make in accordance with such laws), shall have been duly obtained or made and shall be effective on and as of the Closing.

               4.6 Registration Rights. Within 30 days of the date of this Agreement, the Company will obtain the requisite consent of stockholders of the Company to amend the Amended and Restated Investors' Rights Agreement between the Company and the investors named therein, dated as of August 29, 1996 (the "Investors Rights Agreement"), to make the Investor a party to the Investors' Rights Agreement and to include the Shares as Registrable Securities as defined in the Investors' Rights Agreement.

        Article 5. Conditions of the Company's Obligations at the Closing. The obligation of the Company to issue the Warrant to the Investor is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of the following conditions:

               5.1 Representations and Warranties. The representations and warranties of the Investor contained in Article 3 hereof shall be true and correct on and as of the Closing.

               5.2 Payment of Purchase Price. The Investor shall have paid the Company an aggregate of $1,250.00.

               5.3 Governmental Consents. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any Federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrant to the Investor pursuant to this Agreement, except post-sale filings which may be required under the Blue Sky laws of any applicable states (which the Company hereby agrees to make in accordance with such laws), shall have been duly obtained or made and shall be effective on and as of the Closing.

        Article 6. Financial Statements. So long as the Investor continues to hold a Warrant or any Shares, the Company shall deliver to the Investor as soon as practicable (i) after the end of each fiscal year, the Company will provide the Investor with annual audited consolidated financial statements (consisting of a consolidated profit or loss statement of profit or loss for such fiscal year, a consolidated balance sheet of the Company as of the end close of the fiscal year, and a consolidated statement of cash flows for such fiscal year, certified by independent public accountants of recognized national standing selected by the Company and satisfactory to Investor) and (ii) as soon as practicable after the end of each of the first three fiscal quarters and in any event within forty-five (45) days thereafter, the Company will provide the Investor with quarterly unaudited consolidated financial statements (consisting of an unaudited consolidated profit or loss statement for such fiscal quarter and an unaudited consolidated balance sheet, and an unaudited consolidated statement of cash flows, as of the end of such fiscal quarter). The right to receive financial statements under this Section 8 may be transferred to any subsequent holder of a Warrant who acquires not less than twenty-five (25%) of the Shares acquired pursuant to this Agreement.

        Article 7. Miscellaneous

               7.1 Agreement Is Entire Contract. This Agreement, including the Exhibits, Appendices and Schedule 1 hereto, constitutes the entire contract between the parties hereto with respect to the subject matter hereof.

               7.2 Expenses. Each party to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and consummation of this Agreement and the Warrant.

               7.3 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the Company and the Investor contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

               7.4 Severability. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

               7.5 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

               7.6 Modification and Waiver. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

               7.7 Notices. Any notice, request or other document required or permitted to be given or delivered to the Company or the Investor shall be delivered or shall be sent by certified mail, postage prepaid, to the Investor at its address as shown on the books of the Company or to the Company at 3393 Octavius Drive, Suite 102, Santa Clara, CA 95054, Attention: Chief Financial Officer, or such other address as either may from time to time provide to the other.

               7.8 Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


FIRST VIRTUAL CORPORATION                    HAMBRECHT & QUIST
                                             GUARANTY FINANCE, LLC


By: /s/ J.O. MITCHELL                        By: /s/ ANDREW W. KAHN
    -----------------                            ------------------
       (Signature)                                  (Signature)

Name:   J.O. Mitchell                        Name:   Andrew W. Kahn
      ---------------                              ----------------

Title:  CFO                                  Title:  President
       --------------                               ---------------